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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

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
      Filed by the Registrant / /

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12(c)

                                GSI LUMONICS INC.
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                 (Name of Registrant as Specified In Its Charter)

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             (Name of Person(s) Filing Proxy Statement, if other than
                                  the Registrant)
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Payment of Filing Fee (Check the appropriate box):

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
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
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           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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           (4)  Proposed maximum aggregate value of transaction:
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           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
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           (2)  Form, Schedule or Registration Statement No.:
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           (3)  Filing Party:
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           (4)  Date Filed:
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                                GSI LUMONICS INC.
                               105 Schneider Road
                             Kanata, Ontario K2K 1Y3


                                                                 April 3, 2002

To:  All of Our Shareholders


         Our Annual Meeting is scheduled for May 9, 2002 at 10:00 A.M. at the Chateau Laurier Hotel, Ottawa, Ontario. Shareholders who are unable to attend the meeting in person are requested to date and sign the form of proxy enclosed herewith or the form of proxy previously mailed to you with a copy of our Proxy Circular and Notice of Annual and Special Meeting of Shareholders, and return it to Computershare Trust Company of Canada not later than Wednesday, May 8, 2002. In order to be represented by proxy, you must complete and submit the form of proxy. If your shares are registered in the name of a broker, only your broker can execute a proxy and vote your shares and only after receiving your specific instructions on certain resolutions to be voted upon at the Annual Meeting. Please contact the person responsible for your account and direct him or her to execute a proxy on your behalf today.

         If you have any questions or need further assistance in voting, please call GEORGESON SHAREHOLDER, using their domestic and international toll free number: 866-214-6816. Please disregard any telephone number for Georgeson contained in our Proxy Circular.

                                                     GSI LUMONICS INC.

                                                     /s/ Eileen Casal

                                                     Eileen Casal,
                                                     Corporate Secretary